UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 4, 2008
Date of Report
(Date of Earliest Event Reported)

YUHE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-83125	87-0569467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Hailong Street
Hanting District, Weifang, Shandong Province
The People’s Republic of China
+ 86 536 736 3688
(Address and telephone number of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

(i) As previously reported in the current report on Form 8-K filed March 18, 2008, on March 12, 2008, Pritchett, Siler & Hardy, P.C. was dismissed as the independent auditor of our holding company, Yuhe International, Inc. (formerly known as First Growth Investors, Inc.) (the “Company”), effective upon the completion of the audit of the Company’s financial statements as of and for the fiscal year ended December 31, 2007 and the issuance of its report thereon, and the Company elected to continue the existing relationship of its subsidiary Weifang Yuhe Poultry Co., Ltd. with Child, Van Wagoner & Bradshaw, PLLC and appointed Child, Van Wagoner & Bradshaw, PLLC as its independent auditor. Pritchett, Siler & Hardy, P.C. completed its audit of such financial statements and released its report with respect thereto on March 31, 2008.

(ii) Pritchett, Siler & Hardy, P.C.’s reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2007 and 2006, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its report for the fiscal year ended December 31, 2007 contained a going concern qualification as to the Company’s ability to continue.

(iii) The Company’s board of directors recommended and approved the decision to change its independent auditor.

(iv) In connection with the audits of the fiscal years ended December 31, 2007 and 2006, and during the subsequent interim period through March 31, 2008, there were (1) no disagreements with Pritchett, Siler & Hardy, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Pritchett, Siler & Hardy, P.C., would have caused Pritchett, Siler & Hardy, P.C. to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

(b) Engagement of New Independent Registered Public Accounting Firm

During the fiscal years ended December 31, 2007 and 2006 and through the date hereof, neither the Company nor anyone acting on its behalf consulted Child, Van Wagoner & Bradshaw, PLLC with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Child, Van Wagoner & Bradshaw, PLLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

(c) The Company provided Pritchett, Siler & Hardy, P.C. with a copy of this disclosure on April 2, 2008, providing Pritchett, Siler & Hardy, P.C. with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company’s expression of its views, or the respect in which Pritchett, Siler & Hardy, P.C. does not agree with the statements contained herein. A letter from Pritchett, Siler & Hardy, P.C. dated April 3, 2008 is attached as Exhibit 16.1 to this current report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.	Description
16.1	Letter from Pritchett, Siler & Hardy, P.C. to the U.S. Securities and Exchange Commission dated April 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yuhe International, Inc.

Date: April 4 , 2008

By: /s/ Gao Zhentao
Chief Executive Officer